UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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JPMORGAN CHASE & CO.

(Name of Registrant as Specified In Its Charter)

MASSACHUSETTS COALITION TO SAVE DARFUR, INC.

(DOING BUSINESS AS:  INVESTORS AGAINST GENOCIDE)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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On March 21, 2012, Massachusetts Coalition to Save Darfur, Inc. (d/b/a Investors Against Genocide) will begin making available a document (the “Document”) dated March 21, 2012, to encourage shareholders of the above-listed Registrant (“JPMorgan Chase”) to vote in favor of a shareholder proposal titled “genocide-free investing” (the “Proposal”) that the Registrant (“JPMorgan Chase”) has indicated will be included in the definitive proxy statement to be filed by JPMorgan Chase with the Securities and Exchange Commission, expected in April 2012. The Document will be available for download from webpages at InvestorsAgainstGenocide.org (the “Website”) and will be distributed in paper and electronic forms beginning on March 21, 2012. The Massachusetts Coalition to Save Darfur, Inc. has maintained the Website since portions of it began to be available beginning on March 15, 2011. The text and layout of the Document are filed as Annex 1 hereto.

Additionally, Massachusetts Coalition to Save Darfur, Inc. is filing: 1) the text and layout of a letter to financial institutions encouraging them to vote in favor of the Proposal, dated March 21, 2012, and sent on or after that date, filed here as Annex 2; and 2) the text and layout of the Website (www.InvestorsAgainstGenocide.org) that encourages JPMorgan Chase shareholders to vote in favor of the Proposal, filed here as Annex 3; and 3) the text and layout of the webpage (www.change.org/petitions/jpmorgan-chase-stop-investing-in-companies-that-help-support-genocide# ) of an electronic petition (the “Petition”) that encourages the public to vote in favor of the Proposal, first available on March 11, 2012, filed here as Annex 4.

Annexes:

Annex 1: Text and layout of the Document dated March 21, 2012.

Annex 2: Text and layout of the Letter to financial institutions dated March 21, 2012.

Annex 3: Text and layout of the Website as of March 20, 2012.

Annex 4: Text and layout of the Petition as of March 11, 2012.

Annex 1

Genocide-free Investing 2012 Proxy Vote at JPMorgan Chase

Executive summary

2012 is the second year that Investors Against Genocide has coordinated a shareholder proposal for consideration by JPMorgan Chase's shareholders. The proposal states:

> *Shareholders request that the Board institute transparent procedures to avoid holding investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights, and to assist customers in avoiding the inadvertent inclusion of investments in such companies in their portfolios. These procedures may include time-limited engagement if management believes it can change the behavior of problem companies.*

The full text of this year's proposal is included on page 8. The proposal was updated to respond to JPMorgan Chase's 2011 statement of opposition.[1]

In 2011 institutions supporting the proposal included: AFSCME Employees Pension Plan,[2] Bridgeway Funds,[3] Calvert Investments,[4] Christian Brothers Investment Services,[5] Connecticut Retirement Plans and Trust Funds,[6] Consulting Group Capital Markets Funds,[7] Domini Social Investment Trust,[8] Epiphany Funds,[9] Green Century Funds,[10] New York City Pension Funds,[11] OneAmerica Funds,[12] Parnassus Investments,[13] Professionally Managed Portfolios,[14] Schroder Global Series Trust,[15] Trillium Asset Management,[16] T. Rowe Price,[17] Turner Funds,[18] and Trust for Professional Managers.[19]

Many financial institutions are already supporting the genocide-free shareholder proposal at JPMorgan Chase

We request a vote **FOR** the proposal for the following reasons:

- JPMorgan's current policies are not addressing the issue of genocide. Despite having adopted a variety of policies addressing social concerns and being a signatory to the UN Principles for Responsible Investment, in 2011 JPMorgan increased its holdings of PetroChina, a company widely recognized as contributing to genocide in Sudan. That investment, while legal, works against the spirit of U.S. sanctions.
- The proposal is narrowly crafted, and only targets investments in the few companies supporting extreme cases of human rights abuses. It sets a very high bar for when action by JPMorgan management would be required, focusing only on companies that "substantially contribute to genocide or crimes against humanity."
- The proposal would not be overly difficult for JPMorgan to implement, would allow flexibility for JPMorgan's range of businesses, and would not prevent JPMorgan from assisting clients that choose to invest in companies that contribute to genocide. The other financial institutions that have implemented genocide-free investment policies demonstrate that the proposal is feasible.
- Genocide-free investing is good business and is popular among investors. Numerous shareholder votes and market research have demonstrated that shareholders do not want their savings invested in companies tied to genocide. Implementing the proposal would enhance JPMorgan's image.
- The proposed genocide-free investing policy is needed to align JPMorgan investments with shareholder values so that investors can be confident that they are not inadvertently complicit in genocide and crimes against humanity.

Why shareholders should vote for the genocide-free investing shareholder proposal at JPMorgan Chase on May 15, 2012

These points are explained in detail below. Please contact us at 617-517-6310 or JPMorgan@InvestorsAgainstGenocide.org for further discussion.

March 21, 2012 Investors Against Genocide Page 1

JPMorgan’s current policies are not addressing investments tied to genocide JPMorgan claims that its existing policies and procedures appropriately address the concern raised by the shareholder proposal. However, the company’s investments show that its existing policies do not adequately respond to the problem of investments in companies that help to fund genocide. Genocide is an ongoing problem that must be addressed. For example, the government of Sudan has waged genocide against its own people for decades, not only in the western region, Darfur, but in other regions as well. Although South Sudan gained its independence in July 2011, the government of Sudan continues its campaign of ethnic cleansing north of the border with South Sudan, in the South Kordofan (Nuba Mountains) and Blue Nile regions of Sudan. In the last few months, the UN estimates that new government-sponsored violence and obstruction of aid has displaced 400,00020 civilians in South Kordofan and Blue Nile and killed thousands. Hundreds of thousands have scattered to safer terrain, but are suffering from near famine conditions and ongoing aerial and artillery bombardments by the Sudan Armed Forces and militias. The government of Sudan is employing the same method of attacks on civilians and systematic ethnic cleansing as it used earlier in Darfur and South Sudan. Sudan’s President Omar al-Bashir and other government leaders have been indicted by the International Criminal Court for genocide and crimes against humanity, but they are still in power in Sudan and in positions that allow them to continue to perpetrate similar crimes. Although federal sanctions prevent most U.S. companies from operating in Sudan, many financial institutions continue to invest in one or more of the four foreign oil companies partnering with the government of Sudan and providing its primary source of revenue, thereby helping fund the government of Sudan's genocide. These four companies are PetroChina/CNPC21 (China), China Petroleum & Chemical Corporation/Sinopec22 (China), ONGC (India) and Petronas (Malaysia).23,24 Many investors applaud JPMorgan for its environmental, social and governance (ESG) commitments, such as the company’s Human Rights Statement, signing the United Nations Environment Program Finance Initiative, adopting the Wolfsberg Principles, supporting the Extractive Industries Transparency Initiative, and adopting the United Nations Principles for Responsible Investing (UN PRI). As a signatory25 to the UN PRI,26 JPMorgan has agreed to: a) “incorporate ESG issues into investment analysis and decision-making processes” and b) “better align investors with broader objectives of society.” However, JPMorgan’s existing human rights and good governance policies do not result in avoiding investments connected to genocide. In fact, JPMorgan has continued to buy shares of companies with ties to the genocide in Sudan even after becoming aware of the connection. A September 14, 2011 filing27 shows that the company held 1,193,150,903 H-shares of PetroChina worth $1.5 billion, an 11% increase over the company’s reported28 PetroChina share holdings as of January 12, 2010. PetroChina, through its closely related parent, China National Petroleum Company (CNPC), is internationally recognized29,30 as Sudan’s largest partner in its oil industry which provides the funds used by the government to commit genocide. Genocide is an ongoing problem that deserves consideration in investment policy The proposal is consistent with JPMorgan's endorsement of the UN Principles for Responsible Investment

In its 2011 and 2012 responses to the shareholder proposal, JPMorgan has not disputed PetroChina's connection to funding genocide. Nonetheless, JPMorgan continues to increase its investments. The PetroChina example is a red flag highlighting the need for a clearer and more effective investment policy to avoid investments that fund genocide.

JPMorgan's investment in PetroChina is an example of the need for more effective policies

Numerous investment companies and governments have tried engaging with PetroChina over the last decade. These efforts have proven futile. For example, TIAA-CREF made a statement on January 4, 2010[31] indicating that it was terminating its fruitless efforts to engage with PetroChina and divesting its shares.

JPMorgan emphasizes[32] that it fully abides by the "letter and spirit" of U.S. government legal restrictions. However, through its investments in PetroChina, JPMorgan undermines the objective of U.S. economic sanctions. Since 2002,[33] U.S. law[34] includes a provision that the "President should take all necessary and appropriate steps to deny the Government of Sudan access to oil revenues." President Bush's Executive Order #13412[35] explicitly prohibited "all transactions by United States persons relating to the petroleum or petrochemical industries in Sudan, including, but not limited to, oilfield services and oil or gas pipelines." Therefore, ExxonMobil is precluded from supporting the government of Sudan by helping to develop its oil industry, but JPMorgan has more than a billion dollars invested in PetroChina, the publicly traded arm of CNPC that provides these same services to the government of Sudan.

The proposal is narrowly crafted and would affect only the few companies supporting extreme cases of human rights abuse

The shareholder proposal focuses on a small, well defined, and non-controversial segment of the investing universe. It sets a very high bar for when action by management would be required, focusing only on companies that "substantially contribute to genocide or crimes against humanity." These few companies are a tiny fraction of the universe of available investments, and Gary Brinson's classic asset allocation study[36] showed that avoiding a few companies need not have a significant effect on investment performance.

Only a very few companies would be affected by the proposal

Some might express concern that adopting such a proposal would lead to a "slippery slope" that would force the company to adopt divestment policies against inappropriate and unintended targets. However, the genocide-free investing proposal was carefully constructed to focus <u>only</u> on the most extreme human rights abuses, genocide[37] and crimes against humanity,[38] both of which are defined terms in international law, both of which are universally recognized as egregious human rights abuses, and neither of which applies to lesser order problems on the imagined "slippery slope."

Reasonable people may not agree on the definition of "socially responsible" and "ethical investing" but few want to invest in companies complicit in genocide. The proposal focuses on these few worst offenders. It gives JPMorgan management control and flexibility in defining the supporting procedures and in applying the procedures to particular companies by asking for a policy to address only companies "that, in management's judgment, substantially contribute" to genocide or crimes against humanity.

March 21, 2012 Investors Against Genocide Page 3

Implementing the genocide-free investing proposal can have a significant positive impact now and in the future. It is generally accepted that divestment pressure was critical in achieving positive change in South Africa.39 Similarly, many experts believe that divestment pressure helped end Sudan’s war against what is now South Sudan.40 The proposed genocide-free investment policy would have a positive effect, not only on current crises, but may also prevent future ones by limiting the interest in stock and bond offerings of companies tied to the most serious human rights abuses. Financial institutions, by instituting a simple investment policy, would exert their considerable influence to encourage companies to demonstrate good records regarding the most severe human rights problems. The proposal would not be overly difficult to implement, would allow flexibility for JPMorgan’s many businesses, and would not prevent JPMorgan from assisting clients that choose to invest in genocide JPMorgan’s recommendation against the proposal states that the “vast majority” of its PetroChina shares are attributable to its custody business “where we do not own the shares outright but instead hold them for our customers” and that they trade them “only as directed by our customers.” While true, this argument glosses over the many opportunities the company has to guide and inform its investment decisions and those of its customers. In those cases where JPMorgan has influence, it can recommend genocide-free investments or at least provide information about the problem of investments tied to genocide and crimes against humanity. The proposed policy would not prevent JPMorgan from assisting clients that knowingly choose to invest in companies funding genocide, but it would protect those who, against their values, are inadvertently doing so because of JPMorgan decisions. Numerous respected organizations such as the Conflict Risk Network, MSCI (including KLD, ISS and Risk Metrics), Sustainalytics, IW Financial, and EIRIS are able to provide JPMorgan management with the research they need to identify problem companies. There may be disagreement among these sources about the full list of offenders but there is widespread agreement about the worst offenders. For example, every major organization that has taken action to avoid complicity in the Sudan genocide divested from PetroChina. By saying that management need take action only on those “substantially contributing” to genocide, the proposal makes it easy to focus on just these worst offenders. Therefore, identifying the few companies that “substantially contribute” to genocide or crimes against humanity is not a complex task. The proposal can have a significant positive impact now and in the future The proposal allows JPMorgan management flexibility in how to implement, taking into account the range of its businesses Many asset managers are already avoiding investments tied to genocide

There is no need for JPMorgan to invest in those few problem companies. Comparable investments can be found, even in index funds, since index funds need not invest in every security in the index in order to statistically track index performance. No sound financial, fiduciary, or legal reasons prevent JPMorgan from having a genocide-free investment policy. Unlike JPMorgan, thirty states, more than 60 colleges, and numerous other financial firms, have already demonstrated the feasibility of taking strong action. TIAA-CREF has established a leadership position by articulating and implementing a clear policy on investments tied to genocide.41,42 Other large financial institutions, such as American Funds,43 Allianz’s NFJ, Berkshire Hathaway,44,45 and T. Rowe Price,46 have sold their complete holdings in oil companies involved with Sudan (though some have not publicly stated their reasons for so doing).

JPMorgan has full flexibility and control over how to define the details of the requested genocide-free investing policy. One way to implement the proposal would be to build procedures based on U.S. sanctions, so that JPMorgan could rely on the U.S. government to identify the few countries warranting special consideration while focusing its own research on identifying the companies to be targeted. For example, the policy could seek to restrict investments in countries targeted by U.S. sanctions if: 1) the sanctions prevent U.S. companies from doing business or making investments in those countries, AND 2) the sanctions are due at least in part to serious human rights violations. Note that this approach would go further than what is required by U.S. law, since U.S. sanctions often limit operations of U.S companies, while rarely restricting foreign competitors from the same business. The US Department of the Treasury's Office of Foreign Asset Control (OFAC) maintains and publishes the list and details of U.S. sanctions.[47] Today, the only countries that meet these criteria would be Sudan, Burma, Iran, Ivory Coast, and Cuba. This list of sanctioned countries could then be used by JPMorgan to identify companies that are funding and furthering government-sponsored human rights abuses through their commercial involvement.

JPMorgan could get guidance from U.S. sanctions about which countries and industries deserve additional due diligence

Genocide-free investing is good business, is popular among investors, and would enhance JPMorgan's image

Beginning in 2008, shareholder proposals for genocide-free investing have appeared on the proxy ballots of large mutual funds, including Fidelity,[48,49,50,51,52,53] Vanguard,[54] Putnam,[55] and American Funds.[56] As a result, many millions of shareholders have been informed about the issue and meaningful numbers have voted in favor of genocide-free investing. In one vote at Fidelity, 31%[57] of shareholders supported the measure despite active opposition from management. In the 2011 vote at JPMorgan, the genocide-free investing shareholder proposal received 7.69% shareholder support.[58] Given that institutional investors hold 74% of the shares of JPMorgan[59] and that many institutional barriers operate against shareholder action, this result demonstrates a strong and significant level of support.

Shareholder votes and Sudan divestment measures have raised the profile of the problem of investments connected to genocide. In addition to the financial institutions that have taken steps to avoid investing in genocide, private pensions have also taken significant steps. For example, in May 2010, the Unitarian Universalist Association (UUA) announced[60] it was moving its $178 million pension account from Fidelity to TIAA-CREF because of "Fidelity's persistent refusal to consider human rights in their investment choices." Further, the national and financial media have written extensively[61] on the topic, thereby helping to build awareness of the problem.

The proposal is in line with the vast majority of Americans who want to avoid investments with ties to genocide

Market research done by KRC Research in 2007[62] and 2010[63] highlights strong public concern for the issue:

- 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide.[64]
- 88% would like their mutual funds to be genocide-free.[65]
- 95% of those earning $50,000 or more would like their mutual funds to be genocide-free.[66]

March 21, 2012 Investors Against Genocide Page 5

• 82% say they would advise friends, family and co-workers against buying products or services, or investing in American companies that invest in a foreign company that directly or indirectly provides revenue to a government that perpetrates genocide.67 Other leading indicators of broad-based support for genocide-free investing include: Beginning in 2005, 30 states68 have divested from companies supporting Sudan, as have over 60 colleges and universities.69 In December 2007, Congress unanimously passed the Sudan Accountability and Divestment Act.70 During the 2008 presidential election, candidates from both parties71 divested from mutual funds holding stock in one or more of the oil companies supporting the Government of Sudan, including President Obama72 and Senator McCain;73 and In November 2010, the House Financial Services Subcommittee on International Monetary Policy and Trade held a hearing74 on “Investments Tied to Genocide: Sudan Divestment and Beyond.” The proposal investing policy is needed to align JPMorgan investments with shareholder values

Genocide-free investing is popular Investors need assistance making genocide-free investments

JPMorgan and other banks have suffered extremely unfavorable publicity in the wake of the recent financial crisis. JPMorgan can build positive public opinion by demonstrably taking affirmative action on the genocide-free investing proposal. The proposed policy is needed to align JPMorgan investments with shareholder values Some might argue that there are other ways for shareholders to address concerns about JPMorgan’s investments. They might, for example, elect new directors or move their investments to another firm. The reality is that neither of these approaches are satisfactory alternatives for many investors. In theory, an approach for addressing human rights concerns would be to hold directors of the fund accountable through the election of trustees. However replacing a majority of the trustees by shareholder action is an overly broad approach and has a remote chance of success. By contrast, the approach taken by the proposal is straightforward – it asks shareholders to support reasonable procedures to guide the firm’s investment approach. Investing elsewhere is also an unattractive option since investors face multiple hurdles when attempting, on their own, to make genocide-free investments. Few people research the details of their investments and banking relationships; they simply trust their investment company to make sound choices on their behalf. Individual investors who do attempt this research discover that it is a daunting task to determine which companies have ties to genocide, so that they can avoid those companies. Further complicating the task are the facts that even “recent” reports of a company’s portfolio holdings are likely to be months out of date and individuals have no assurance that investment managers will not invest in the problem companies in the future. Only if management makes a commitment to genocide-free investing and implements supporting procedures can investors be confident that they are not inadvertently complicit in supporting genocide and crimes against humanity.

Conclusion JPMorgan Chase has been slow to adjust its investment policies in response to the well known and much publicized genocide in Sudan. The “genocide-free” shareholder proposal, asks JPMorgan Chase to begin to make a reasonable effort “to avoid holding investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity.” Acting now, on this extreme situation will prepare the company to address humanitarian crises that may appear in the future. Some investors believe that, in general, they should not support prescriptive shareholder proposals. However, in the face of long-term ongoing genocide and JPMorgan Chase’s continuing practice of holding large investments tied to genocide, we believe that the 2012 proposal deserves support. In conclusion: • JPMorgan has not acted or improved its policy since opposing the “genocide-free investing” shareholder proposal last year. • The proposal allows JPMorgan management flexibility about how to implement the proposal, taking into account the range of its businesses and fact-specific evaluations of companies and crises. • The proposal is consistent with JPMorgan's endorsement of the UN Principles for Responsible Investment. • The proposal is consistent with the objectives and the spirit of U.S. economic sanctions in Sudan. • The proposal is in line with the wishes of the vast majority of Americans who want to avoid investments with ties to genocide. About Investors Against Genocide Investors Against Genocide is a citizen-led initiative, dedicated to convincing mutual funds and other investment firms to make an ongoing commitment to genocide-free investing. Investors Against Genocide works with individuals, financial firms, pension and endowment managers and government officials to encourage investment firms to change their investing strategy to avoid investments in companies that substantially contribute to genocide or crimes against humanity. Investors Against Genocide is staffed by volunteers and is a project of the Massachusetts Coalition to Save Darfur Inc., a 501(c)(3) non-profit charitable organization, incorporated in the state of Massachusetts. The proposal is needed to encourage JPMorgan to adjust its investment policy The genocide-free investing proposal deserves support

Genocide-free Investing: Full text of the shareholder proposal at JPMorgan Chase on May 15, 2012

March 21, 2012 Page 8

WHEREAS: JPMorgan Chase & Co (“JPMorgan”) has not released a genocide-free investing policy. As a result, individuals, through their JPMorgan shares and funds, may inadvertently invest in companies helping to fund genocide because of investment decisions made by JPMorgan. We believe that:

1) Investors do not want their investments connected to genocide.

a) Reasonable people may disagree about socially responsible investing, but few people want their savings connected to genocide.

b) In the face of the most extreme human rights crises, investment companies share responsibility, along with government, to act.

c) In KRC Research’s 2010 study, 88% of respondents said they would like their mutual funds to be genocide-free.

d) Millions of people have voted for shareholder proposals similar to this one, submitted by supporters of Investors Against Genocide, despite active management opposition.

2) The company’s current policies are inadequate because JPMorgan:

a) Is a large shareholder of PetroChina, reporting 1,193,150,903 H-shares worth $1.5 billion as of September 14, 2011. JPMorgan has not denied that PetroChina, through its closely related parent, China National Petroleum Company, is among the worst offenders helping fund ongoing genocide in Sudan.

b) Claims it “supports fundamental principles of human rights across all our lines of business” and that “existing policies and procedures appropriately address these issues” yet recently increased holdings of PetroChina after being made aware of PetroChina’s connection to genocide.

c) Unnecessarily risks tarnishing its brand by connecting it to genocide.

3) As a signatory to the UN Principles for Responsible Investment, JPMorgan agrees, as the UN PRI states, to:

a) “incorporate ESG issues into investment analysis and decision-making processes” and

b) “better align investors with broader objectives of society.”

Therefore, given this commitment, JPMorgan should seek to avoid investments connected to genocide.

4) There are no sound financial, fiduciary, or legal reasons that prevent JPMorgan from having a genocide-free investment policy.

                        a) Ample competitive investment choices exist, even for index funds.

                        b) Avoiding a small number of problem companies need not have a significant effect on performance, as shown in Gary Brinson’s classic asset allocation study.

                        c) Even the most conservative legal concerns can be addressed by disclosure in the prospectus.

                        d) Management can easily obtain independent assessments of problem companies and their connection to genocide.

                        e) TIAA-CREF is an example of a large financial institution that avoided investments connected to genocide by divesting from PetroChina due to PetroChina’s relationship with the Government of Sudan.

5) Investor pressure can help influence foreign governments, as in South Africa. Similar divestment pressure on Talisman Energy helped end the conflict in South Sudan.

RESOLVED: Shareholders request that the Board institute transparent procedures to avoid holding investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights, and to assist customers in avoiding the inadvertent inclusion of investments in such companies in their portfolios. These procedures may include time-limited engagement if management believes it can change the behavior of problem companies.

Genocide-free Investing: Endnotes

March 21, 2012 Page 9

1 JPMorgan 2011 proxy filing-http://www.sec.gov/Archives/edgar/data/19617/000119312511091290/ddef14a.htm 2 http://www.afscme.org/issues/pension-security/resources/afscme-pension-plan-proxy-voting-information 3 http://www.sec.gov/Archives/edgar/data/916006/000119312511233368/dnpx.htm 4 http://www.sec.gov/Archives/edgar/data/743773/000074377311000040/cvpnpx0811.txt, http://www.sec.gov/Archives/edgar/data/708950/000070895011000026/cvscalvertnpx0811.txt, http://www.sec.gov/Archives/edgar/data/356682/000035668211000065/csifnpx0811.txt, http://www.sec.gov/Archives/edgar/data/1105446/000110544611000030/csisnpx0811.txt, http://www.sec.gov/Archives/edgar/data/1438390/000143839011000017/csfnpx0811.txt 5 http://www.cbisonline.com/pages/proxy_voting.htm 6 http://www.state.ct.us/ott/UnlinkedFiles021612/Proxyvotesum2qtr2011.pdf 7 http://www.sec.gov/Archives/edgar/data/875186/000095012311080618/w84165aanvpx.txt 8 http://www.sec.gov/Archives/edgar/data/851680/000119312511235462/dnpx.htm 9 http://www.sec.gov/Archives/edgar/data/1377031/000091047211001453/f2011coverpage.htm 10 http://www.sec.gov/Archives/edgar/data/877232/000139834411001985/fp0003397_npx.htm 11 Email correspondence with New York City Comptroller’s Office, Pension Policy Division, March 12, 2012 12 http://www.sec.gov/Archives/edgar/data/853618/000085361811000020/npx0811.htm 13 http://www.sec.gov/Archives/edgar/data/747546/000114420411049473/v233241_n-px.txt, http://www.sec.gov/Archives/edgar/data/866256/000114420411049475/v233248_n-px.txt 14 http://www.sec.gov/Archives/edgar/data/811030/000089418911003694/jordan_pmpnpx.htm 15 http://www.sec.gov/Archives/edgar/data/1236572/000095012311080895/y92383bnvpx.txt 16 http://trilliuminvest.com/our-approach-to-sri/search-proxy-votes/ 17 http://www.sec.gov/Archives/edgar/data/858581/000085858111000099/ifc_811-05986.htm, http://www.sec.gov/Archives/edgar/data/927845/000092784511000014/val_811-07209.htm, http://www.sec.gov/Archives/edgar/data/852254/000085225411000043/iief_811-05833.htm, http://www.sec.gov/Archives/edgar/data/918294/000091829411000041/eqs_811-07143.htm, http://www.sec.gov/Archives/edgar/data/313212/000079334711000030/inteq_811-02958.htm, http://www.sec.gov/Archives/edgar/data/902259/000090225911000013/bcg_811-07059.htm, http://www.sec.gov/Archives/edgar/data/793347/000079334711000029/caf_811-04525.htm, http://www.sec.gov/Archives/edgar/data/1038490/000103849011000019/tef_811-08207.htm, http://www.sec.gov/Archives/edgar/data/313212/000079334711000030/inteq_811-02958.htm 18 http://www.sec.gov/Archives/edgar/data/1006783/000110465911047472/a11-23929_1npx.htm 19 http://www.sec.gov/Archives/edgar/data/1141819/000089418911003802/schnr-tpm_npx.txt 20 “US condemns Sudan military bombing in South Sudan,” Sudan Tribune, February 3, 2012 - http://www.sudantribune.com/US-condemns-Sudan-military-bombing,41503 21 “PetroChina, CNPC and Sudan: Perpetuating Genocide,”Sudan Divestment Task Force, April 15, 2007 - http://www.investorsagainstgenocide.org/iag/files/PetroChina_CNPC_Sudan.pdf, “The Detrimental Presence of PetroChina/CNPC in Sudan,”Sudan Divestment Task Force, July 26, 2007 - http://www.investorsagainstgenocide.org/iag/files/petrochina_cnpc_addendum.pdf 22 “Statement on Sinopec divestment” in the Harvard University Gazette, March 23, 2006 - http://www.news.harvard.edu/gazette/2006/03.23/02-divest.html 23 “An Analysis of Select Companies’ Operations in Sudan,” February 24, 2006 - http://www.jewishworldwatch.org/advocate/pdf/Yale_Lowenstein_Report.pdf 24 "Sudan, Oil, and Human Rights" by Human Rights Watch, 2003 - http://www.hrw.org/sites/default/files/reports/sudanprint.pdf 25 Signatories to the Principles for Responsible Investment, accessed March 3, 2012 - http://www.unpri.org/signatories/ 26 UN Principles for Responsible Investing, accessed March 3, 2012 - http://www.unpri.org/principles/ 27 http://sdinotice.hkex.com.hk/di/NSForm2.aspx?fn=168714&sa2=ns&sid=10069300&-corpn=PetroChina+Co.+Ltd.+-+H+Shares&corpndisp=PetroChina+Co.+Ltd.+-+H+Shares&sd=14%2f09%2f2011& 28 http://sdinotice.hkex.com.hk/di/NSForm2.aspx?fn=129513&sa2=ns&sid=10069300&-corpn=PetroChina+Co.+Ltd.+-+H+Shares&corpndisp=PetroChina+Co.+Ltd.+-+H+Shares&sd=12%2f01%2f2010& 29 “World’s third largest pension fund divests from PetroChina,” January 25, 2012 - http://globalcompactcritics.blogspot.com/2012/01/worlds-third-largest-pension-fund_25.html 30 “PetroChina, CNPC and Sudan: Perpetuating Genocide,” Sudan Divestment Task Force, April 15, 2007 - http://www.investorsagainstgenocide.org/iag/files/PetroChina_CNPC_Sudan.pdf 31 http://www.tiaa-cref.org/public/about/press/about_us/releases/pressrelease313.html

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32 JPMorgan Chase statement of opposition in 2011 proxy statement - http://www.sec.gov/Archives/edgar/data/19617/000119312511091290/0001193125-11-091290-index.htm 33 http://www.state.gov/documents/organization/19897.pdf 34 Title 50, section 1701, page 299 - http://www.gpo.gov/fdsys/pkg/USCODE-2009-title50/pdf/USCODE-2009-title50-chap35-sec1701.pdf 35 http://edocket.access.gpo.gov/2006/pdf/06-8769.pdf 36 Gary P. Brinson, L. Randolph Hood, and Gilbert L. Beebower, “Determinants of Portfolio Performance,” The Financial Analysts Journal, July/August 1986 37 “Convention on the Prevention and Punishment of the Crime of Genocide,” Office of the UN High Commissioner for Human Rights - http://www2.ohchr.org/english/law/genocide.htm 38 “Rome Statute of the International Criminal Court,” Article 7 - http://untreaty.un.org/cod/icc/statute/romefra.htm 39 http://en.wikipedia.org/wiki/Disinvestment_from_South_Africa 40 “Divestment and Sudan,” in The Nation, May 8, 2006 - http://www.thenation.com/article/divestment-and-sudan 41 “TIAA-CREF’s Policy on Investment in Companies with Ties to Sudan,” March 26, 2009 - http://www.tiaa-cref.org/public/about/news/gen0903_170.html 42 TIAA-CREF Policy Statement on Corporate Governance,6th Edition, Section V.B.2 Human Rights, page 16, accessed March 6, 2012 - http://www.tiaa-cref.org/public/about/news/gen0903_170.html 43 “American Funds Sells PetroChina as Rights Group Claims Victory,” February 17, 2010 - http://www.bloomberg.com/apps/news?pid=newsarchive&sid=aLp1L1BWx64c&pos=7 44 “Buffet’s PetroChina Sale,” Wall Street Journal, October 12, 2007 - http://online.wsj.com/article_email/SB119214767060856721-lMyQjAxMDE3OTEyMjExNDI3Wj.html 45 “Buffet’s PetroChina sale pleases activists, investors alike,” Market Watch, September 14, 2007 - http://www.marketwatch.com/story/buffetts-petrochina-sale-pleases-activists-investors-alike 46 T. Rowe Price “Policy Statement on Corporate Responsibility,” accessed March 6, 2012 - http://corporate.troweprice.com/ccw/home/ourCompany/corporateResponsibility.do 47 U.S. Department of the Treasury, OFAC Sanctions Programs and Country Information - http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx 48 Fidelity Funds proxy voting on March 19, 2008 - http://www.sec.gov/Archives/edgar/data/320351/000003531509000083/q77c_votingmatters2.htm, http://www.sec.gov/Archives/edgar/data/320351/000081911808000011/q77c_voting-matters.htm, http://www.sec.gov/Archives/edgar/data/225322/000022532209000001/main.htm 49 Fidelity Funds proxy voting on April 16, 2008 - http://www.sec.gov/Archives/edgar/data/744822/000087846708000057/q77c_proxyvoting.htm, http://www.sec.gov/Archives/edgar/data/205323/000031188408000006/main.htm 50 Fidelity Funds proxy voting on May 14, 2008 - http://www.sec.gov/Archives/edgar/data/35341/000087846708000068/q77c-votingresults.htm, http://www.sec.gov/Archives/edgar/data/24238/000002423808000038/q77pvr.htm, http://www.sec.gov/Archives/edgar/data/275309/000087866208000039/q77c_votingmatters2.htm, http://www.sec.gov/Archives/edgar/data/81205/000008120508000015/main.htm, http://www.sec.gov/Archives/edgar/data/754510/000075451008000018/main.htm 51 Fidelity Funds proxy voting on June 18, 2008 - http://www.sec.gov/Archives/edgar/data/61397/000006139708000012/q77c_votingmatters.htm, http://www.sec.gov/Archives/edgar/data/707823/000088019508000125/q77c_votingmatters.htm 52 Fidelity Funds proxy voting on July 15, 2009 - http://www.sec.gov/Archives/edgar/data/278001/000072257410000024/main.htm, http://www.sec.gov/Archives/edgar/data/354046/000130345909000016/main.htm, http://www.sec.gov/Archives/edgar/data/35315/000072257409000226/main.htm 53 Fidelity Funds proxy voting on August 14, 2009 - http://www.sec.gov/Archives/edgar/data/880195/000006139709000018/q77c_votingmatters.htm 54 Vanguard Funds proxy voting on July 2, 2009 - http://www.sec.gov/Archives/edgar/data/106444/000093247109001679/vfisf0909votingresults.txt, http://www.sec.gov/Archives/edgar/data/734383/000093247109001678/vsp0909votingresults.txt, http://www.sec.gov/Archives/edgar/data/752177/000093247109001855/chesterfunds1109proxyresults.txt, http://www.sec.gov/Archives/edgar/data/36405/000093247110001494/indexfinal.htm, http://www.sec.gov/Archives/edgar/data/34066/000093247110000014/explorerfinal.htm, http://www.sec.gov/Archives/edgar/data/736054/000093247109002129/starfinal.htm, http://www.sec.gov/Archives/edgar/data/107606/000093247109002130/windsorfinal.htm, http://www.sec.gov/Archives/edgar/data/857489/000093247109002118/intlequityindexfinal.htm,

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http://www.sec.gov/Archives/edgar/data/826473/000093247109001910/fenwayfinal.htm, http://www.sec.gov/Archives/edgar/data/52848/000093247109001798/worldfinal.htm, http://www.sec.gov/Archives/edgar/data/891190/000093247109001774/admiralfundsfinal.htm, http://www.sec.gov/Archives/edgar/data/106830/000093247109001775/moneymarketfinal.htm, http://www.sec.gov/Archives/edgar/data/225997/000093247110003582/municipalbondsfinal_amended.htm 55 Putnam Funds proxy voting on November 19, 2009 -http://www.sec.gov/Archives/edgar/data/81280/000086939210000048/shrmtg007.txt, http://www.sec.gov/Archives/edgar/data/914209/000086939210000071/shrmtgvotes.txt 56 American Funds proxy voting on November 24, 2009 - http://www.sec.gov/Archives/edgar/data/39473/000005193110000138/fi_77c.htm, http://www.sec.gov/Archives/edgar/data/770161/000005193110000261/gvt_77c.htm, http://www.sec.gov/Archives/edgar/data/1454975/000005193110000356/mmf_77c.htm, http://www.sec.gov/Archives/edgar/data/811968/000005193110000382/cib_77c.htm, http://www.sec.gov/Archives/edgar/data/1073330/000005193110000383/nwf_77c.htm, http://www.sec.gov/Archives/edgar/data/5506/000005193110000381/amf_77c.htm, http://www.sec.gov/Archives/edgar/data/1454975/000005193110000356/mmf_77c.htm, http://www.sec.gov/Archives/edgar/data/71516/000005193110000357/npf_77c.htm, http://www.sec.gov/Archives/edgar/data/44201/000005193110000260/gfa_77c.htm, http://www.sec.gov/Archives/edgar/data/50013/000005193110000234/ifa_77c.htm, http://www.sec.gov/Archives/edgar/data/719603/000005193110000361/eupac_ncsr.htm, http://www.sec.gov/Archives/edgar/data/4405/000005193110000283/amcap_ncsr.htm, http://www.sec.gov/Archives/edgar/data/13075/000005193110000143/bfa_ncsr.htm, http://www.sec.gov/Archives/edgar/data/4568/000005193110000142/ambal_ncsr.htm, http://www.sec.gov/Archives/edgar/data/51931/000005193110000146/ica_ncsr.htm, http://www.sec.gov/Archives/edgar/data/894005/000005193110000027/wgi_ncsr.htm, http://www.sec.gov/Archives/edgar/data/104865/000010486509000042/ncsr103109.htm 57 Fidelity Blue Chip Value Fund proxy voting results from May 14, 2008 - http://www.sec.gov/Archives/edgar/data/754510/000075451008000019/q77c_votingmatters.htm 58 http://www.sec.gov/Archives/edgar/data/19617/000119312511147936/d8k.htm 59 Institutional owners of JPM stock as reported on Yahoo Finance, accessed on March 6, 2012 - http://finance.yahoo.com/q/mh?s=JPM+Major+Holders 60 “UUA Moves Retirement Plan from Fidelity to TIAA-CREF,” May 21, 2010 - http://www.uua.org/news/newssubmissions/165466.shtml 61 http://www.investorsagainstgenocide.org/news/ 62 http://www.investorsagainstgenocide.org/iag/files/KRC-research-results-2007.pdf 63 http://www.investorsagainstgenocide.org/iag/files/KRCresearchresults2010.pdf 64 Research results from the 2007 KRC study, page 3 - http://www.investorsagainstgenocide.org/iag/files/KRC-research-results-2007.pdf 65 Research results from the 2010 KRC study, page 2 - http://www.investorsagainstgenocide.org/iag/files/KRCresearchresults2010.pdf 66 Research results from the 2010 KRC study, page 2 - http://www.investorsagainstgenocide.org/iag/files/KRCresearchresults2010.pdf 67 Research results from the 2007 KRC study, page 4 - http://www.investorsagainstgenocide.org/iag/files/KRC-research-results-2007.pdf 68 “States that divested from Sudan” webpage accessed March 16, 2012 - http://www.investorsagainstgenocide.org/2010/07/states-that-divested-from-sudan/ 69 “Colleges and universities that divested from Sudan” webpage accessed March 16, 2012 - http://www.investorsagainstgenocide.org/2008/04/colleges-and-universities-that-divested-from-sudan/ 70 http://www.govtrack.us/congress/bill.xpd?bill=s110-2271 71 “Giuliani, Edwards Discover Darfur-Related Holdings” on Fox News, May 18, 2007 - http://www.foxnews.com/story/0,2933,273787,00.html 72 “Obama Sells Investment With Link to Sudan” in the Wall Street Journal, May 17, 2007 - http://blogs.wsj.com/washwire/2007/05/16/obama-sells-investment-with-link-to-sudan/ 73 “McCain Urges Sudan Divestment -- After Wife Dumps Her Holdings” on ABC News, May 15, 2008 - http://abcnews.go.com/Blotter/story?id=4861297 74 November 30, 2010 hearing - http://financialservices.house.gov/Calendar/EventSingle.aspx?EventID=231895 *Cover photo, courtesy of Mia Farrow: Darfuri women, displaced to IDP camps after the destruction of their villages.

Annex 2

March 21, 2012 JPMorgan Chase shareholder, Research shows that the vast majority of Americans want their investments to be genocide-free. Even so, financial firms like JPMorgan Chase, Fidelity, Vanguard and many others invest their customers’ money in companies that help fund the ongoing genocide in Sudan. JPMorgan Chase’s current policies are not addressing the issue of genocide. Despite having adopted a variety of policies addressing social concerns and being a signatory to the UN Principles for Responsible Investment, in 2011 JPMorgan increased its holdings of PetroChina, a company widely recognized as contributing to genocide in Sudan. That investment, while legal, works against the spirit of U.S. sanctions. You will soon have the opportunity to vote your JPMorgan Chase proxy in support of genocide-free investing. The shareholder proposal, which is on the proxy ballot for the second year, states: Shareholders request that the Board institute transparent procedures to avoid holding investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights, and to assist customers in avoiding the inadvertent inclusion of investments in such companies in their portfolios. These procedures may include time-limited engagement if management believes it can change the behavior of problem companies. Institutions supporting the 2011 “genocide-free investing” proposal at JPMorgan Chase included AFSCME Employees Pension Plan, Bridgeway Funds, Calvert Investments, Christian Brothers Investment Services, Connecticut Retirement Plans and Trust Funds, Consulting Group Capital Markets Funds, Domini Social Investment Trust, Epiphany Funds, Green Century Funds, New York City Pension Funds, OneAmerica Funds, Parnassus Investments, Professionally Managed Portfolios, Schroder Global Series Trust, Trillium Asset Management, T. Rowe Price, Turner Funds, and Trust for Professional Managers. JPMorgan Chase has been slow to adjust its investment policies in response to the well known and much publicized genocide in Sudan. JPMorgan has not acted or improved its policy since opposing the “genocide-free investing” shareholder proposal last year. Acting now, on this extreme situation will prepare the company to address humanitarian crises that may appear in the future. Some investors believe that, in general, they should not support prescriptive shareholder proposals. However, in the face of long-term ongoing genocide and JPMorgan Chase’s continuing practice of holding large investments tied to genocide, we believe that the 2012 proposal deserves support. In the attached white paper, we provide a detailed analysis of the proposal and its merits. The full text of this year’s proposal is included on page 8. Please contact us at JPMorgan@InvestorsAgainstGenocide.org or 617-517-6310 for further discussion. While ethical investing may mean different things to different people, don’t you agree that financial firms should draw the line at helping to support genocide? Sincerely, Eric Cohen Chairperson, Investors Against Genocide

Annex 3

 Skip to contentTake Action Individual Financial Firm Pension Fund Government Official About About Us Genocide-free Investing Resources Campaigns JPMorgan Chase Fidelity Vanguard Franklin Templeton Successes TIAA-CREF American Funds T.Rowe Price News Contact I am anIndividual Investor I represent aFinancial Firm I manage aPension Fund I am aGovernment Official Are your investments tied to genocide?Few of us want our personal savings connected to genocide. Even so, financial firms like JPMorgan Chase, Fidelity, Vanguard and many others invest their customers’ money in companies that help fund the ongoing genocide in Sudan.While ethical investing may mean different things to different people, don’t you agree that financial firms should draw the line at helping to support genocide?Help us change the status quo on Wall Street. Together we can end investments in genocide.500,000under attack now in SudanNearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government’s ongoing military assaults.2,500,000killed by Khartoum regimeOngoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Millions more have been displaced and currently live in deplorable and insecure conditions.$9 billionis invested in oil companies that help fund genocideAmerican financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments.88%of Americans want to be genocide-freeEighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide.Want to help?1Vote Your ProxyIn April and May, shareholders at JPMorgan Chase will have the opportunity to vote their proxies in support of genocide-free investing. Please tell JPMorgan to draw the line at genocide.2 Send a MessageSign the petition telling Jamie Dimon, the head of JPMorgan Chase, that you want the company to adopt a genocide-free investing policy to avoid investments like PetroChina.3 Spread the NewsMost people are unaware that many financial firms are making investments in companies tied to genocide. Help us spread the word and change the status quo on Wall Street.Take Action Now Does your firm invest in companies with ties to genocide?Research shows that the vast majority of Americans want their investments to be genocide-free. Even so, financial firms like JPMorgan Chase, Fidelity, Vanguard and many others continue to invest their customers’ money in companies that help fund the ongoing genocide in Sudan.However, some mainstream financial firms are helping change the status quo on Wall Street. T. Rowe Price, American Funds and TIAA-CREF have all taken steps to align themselves with the values of their customers by avoiding investments with ties to genocide.While ethical investing may mean different things to different people, don’t you agree that financial firms should draw the line at helping to support genocide?500,000under attack now in SudanNearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government’s ongoing military assaults.2,500,000killed by Khartoum regimeOngoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Millions more have been displaced and currently live in deplorable and insecure conditions.$9 billionis invested in oil companies that help fund genocideAmerican financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments.88%of Americans want to be genocide-freeEighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide.Want to help?1Move your MoneySell all shares of the small number of oil companies currently helping to fund the genocide in Sudan.2 Announce a GFI PolicyDevelop and implement a public genocide-free investing policy that will guide investment decisions and enable your firm to avoid investments with ties to genocide.3 Spread the NewsIn April and May, shareholders at JPMorgan Chase will have the opportunity to vote their proxies on this important issue. Vote your proxy in support of genocide-free investing.Take Action Now Should institutional investors support investments tied to genocide?Research shows that the vast majority of Americans want their investments to be genocide-free. Even so, financial firms like JPMorgan Chase, Fidelity, Vanguard and many others invest their customers’ money in companies that help fund the ongoing genocide in Sudan.A growing number of institutional investors, from asset managers to pension funds, are changing the status quo on Wall Street by aligning themselves with the values of their participants.The Unitarian Universalist Association, AFSCME Employees Pension Plan, and many states, including California, Texas, and New York have taken steps to avoid supporting investments with ties to genocide such as divesting, changing service providers, and voting their proxies in support of genocide-free investing.Will your institution be among those who help change the status quo? Will you draw the line at genocide?2,500,000killed by Khartoum regimeOngoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Today, nearly half a million people in the South Kordofan and Blue Nile regions of Sudan face relentless attacks and millions of Darfuris remain displaced.$9 billionis invested in oil companies that help fund genocideAmerican financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan’s campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments.30 Stateshave divested from SudanThirty states plus the District of Columbia and 61 colleges and universities have divested from companies helping to fund the genocide in Sudan. Barack Obama and John McCain also divested during the 2008 presidential campaign.88%of Americans want to be genocide-freeEighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide.Want to help?1Vote Your ProxyIn April and May, shareholders at JPMorgan Chase will have the opportunity to vote their proxies in support of genocide-free investing. Please tell JPMorgan to draw the line at genocide.2 Move Your MoneyTell your service provider that you want to avoid ties to genocide. If they aren’t responsive, consider moving your money to a different service provider that supports genocide-free investing.3 Support LegislationSupport efforts to pass legislation that will increase transparency and disclosure by financial firms regarding investments in companies that substantially contribute to genocide or crimes against humanity.Take Action Now Should Americans be able to make informed choices regarding investments with ties to genocide?Although U.S. sanctions prevent U.S. companies from operating in Sudan’s oil industry, American financial institutions have been major investors in foreign oil companies that help the repressive government of Sudan fund its campaign of genocide and crimes against humanity against its own people.Research shows that the vast majority of Americans want their investments to be genocide-free.Individual investors deserve disclosure and transparency from their financial firms to clearly provide material facts that they need to make informed choices. Support legislation to empower investors to be able to uphold their values and choose to avoid connections to genocide and crimes against humanity.500,000under attack now in SudanNearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government’s ongoing military assaults.2,500,000killed by Khartoum regimeOngoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Today, nearly half a million people in the South Kordofan and Blue Nile regions of Sudan face relentless attacks and millions of Darfuris remain displaced.$9 billionis invested in oil companies that help fund genocideAmerican financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments.88%of Americans want to be genocide-freeEighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide.Want to help?1Support LegislationSupport efforts to pass legislation that will increase transparency and disclosure by financial firms regarding investments in companies that substantially contribute to genocide or crimes against humanity.2 Contact UsContact Investors Against Genocide to arrange for a briefing on the issue and to learn more about how government officials can support genocide-free investing.3 Spread the NewsMost Americans are unaware that many financial firms are making investments in companies tied to genocide. Help us spread the word on Capitol Hill and change the status quo on Wall Street.Take Action Now Investors Against Genocide is...a citizen-led initiative, dedicated to convincing mutual funds and other investment firms to make an ongoing commitment to genocide-free investing. Investors Against Genocide works with individuals, financial firms, pension and endowment managers and government officials to encourage investment firms to change their investing strategy to avoid investments in companies that substantially contribute to genocide or crimes against humanity. Draw the line at genocideAboutGenocide-free Investing About Us CampaignsFidelity Franklin Templeton JPMorgan Chase Vanguard SuccessesAmerican Funds TIAA-CREF T. Rowe Price Take ActionFor Individuals For Financial Firms For Pension Funds For Government Spread the wordSign up for email list Contact Us Legal Notices Donate Sudan Photography courtesy of Mia FarrowWeb Design by Hifinit

 Take ActionIndividualFinancial FirmPension FundGovernment OfficialAboutAbout UsGenocide-free InvestingResourcesCampaignsJPMorgan ChaseFidelityVanguardFranklin TempletonSuccessesTIAA-CREFAmerican FundsT.Rowe PriceNewsContactIndividual InvestorI represent aFinancial FirmPension FundGovernment OfficialAre your investments tied to genocide?Few of us want our personal savings connected to genocide. Even so, financial firms like JPMorgan Chase, Fidelity, Vanguard and many others invest their customers’ money in companies that help fund the ongoing genocide in Sudan.While ethical investing may mean different things to different people, don’t you agree that financial firms should draw the line at helping to support genocide?Help us change the status quo on Wall Street. Together we can end investments in genocide.500,000under attack now in SudanNearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government’s ongoing military assaults.2,500,000killed by Khartoum regimeOngoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Millions more have been displaced and currently live in deplorable and insecure conditions.$9 billionis invested in oil companies that help fund genocideAmerican financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments.88%of Americans want to be genocide-freeEighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide.Want to help?1Vote Your ProxyIn April and May, shareholders at JPMorgan Chase will have the opportunity to vote their proxies in support of genocide-free investing. Please tell JPMorgan to draw the line at genocide.2Send a MessageSign the petition telling Jamie Dimon, the head of JPMorgan Chase, that you want the company to adopt a genocide-free investing policy to avoid investments like PetroChina.3Spread the NewsMost people are unaware that many financial firms are making investments in companies tied to genocide. Help us spread the word and change the status quo on Wall Street.Take Action NowDoes your firm invest in companies with ties to genocide?Research shows that the vast majority of Americans want their investments to be genocide-free. Even so, financial firms like JPMorgan Chase, Fidelity, Vanguard and many others continue to invest their customers’ money in companies that help fund the ongoing genocide in Sudan.However, some mainstream financial firms are helping change the status quo on Wall Street. T. Rowe Price, American Funds and TIAA-CREF have all taken steps to align themselves with the values of their customers by avoiding investments with ties to genocide.While ethical investing may mean different things to different people, don’t you agree that financial firms should draw the line at helping to support genocide?500,000under attack now in SudanNearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government’s ongoing military assaults.2,500,000killed by Khartoum regimeOngoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Millions more have been displaced and currently live in deplorable and insecure conditions.$9 billionis invested in oil companies that help fund genocideAmerican financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments.88%of Americans want to be genocide-freeEighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide.Want to help?1Move your MoneySell all shares of the small number of oil companies currently helping to fund the genocide in Sudan.2Announce a GFI PolicyDevelop and implement a public genocide-free investing policy that will guide investment decisions and enable your firm to avoid investments with ties to genocide.3Spread the NewsIn April and May, shareholders at JPMorgan Chase will have the opportunity to vote their proxies on this important issue. Vote your proxy in support of genocide-free investing.Take Action NowShould institutional investors support investments tied to genocide?Research shows that the vast majority of Americans want their investments to be genocide-free. Even so, financial firms like JPMorgan Chase, Fidelity, Vanguard and many others invest their customers’ money in companies that help fund the ongoing genocide in Sudan.A growing number of institutional investors, from asset managers to pension funds, are changing the status quo on Wall Street by aligning themselves with the values of their participants.The Unitarian Universalist Association, AFSCME Employees Pension Plan, and many states, including California, Texas, and New York have taken steps to avoid supporting investments with ties to genocide such as divesting, changing service providers, and voting their proxies in support of genocide-free investing.Will your institution be among those who help change the status quo? Will you draw the line at genocide?2,500,000killed by Khartoum regimeOngoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Today, nearly half a million people in the South Kordofan and Blue Nile regions of Sudan face relentless attacks and millions of Darfuris remain displaced.$9 billionis invested in oil companies that help fund genocideAmerican financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan’s campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments.30 Stateshave divested from SudanThirty states plus the District of Columbia and 61 colleges and universities have divested from companies helping to fund the genocide in Sudan. Barack Obama and John McCain also divested during the 2008 presidential campaign.88%of Americans want to be genocide-freeEighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide.Want to help?1Vote Your ProxyIn April and May, shareholders at JPMorgan Chase will have the opportunity to vote their proxies in support of genocide-free investing. Please tell JPMorgan to draw the line at genocide.2Move Your MoneyTell your service provider that you want to avoid ties to genocide. If they aren’t responsive, consider moving your money to a different service provider that supports genocide-free investing.3Support LegislationSupport efforts to pass legislation that will increase transparency and disclosure by financial firms regarding investments in companies that substantially contribute to genocide or crimes against humanity.Take Action NowShould Americans be able to make informed choices regarding investments with ties to genocide?Although U.S. sanctions prevent U.S. companies from operating in Sudan’s oil industry, American financial institutions have been major investors in foreign oil companies that help the repressive government of Sudan fund its campaign of genocide and crimes against humanity against its own people.Research shows that the vast majority of Americans want their investments to be genocide-free.Individual investors deserve disclosure and transparency from their financial firms to clearly provide material facts that they need to make informed choices. Support legislation to empower investors to be able to uphold their values and choose to avoid connections to genocide and crimes against humanity.500,000under attack now in SudanNearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government’s ongoing military assaults.2,500,000killed by Khartoum regimeOngoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Today, nearly half a million people in the South Kordofan and Blue Nile regions of Sudan face relentless attacks and millions of Darfuris remain displaced.$9 billionis invested in oil companies that help fund genocideAmerican financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments.88%of Americans want to be genocide-freeEighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide.Want to help?1Support LegislationSupport efforts to pass legislation that will increase transparency and disclosure by financial firms regarding investments in companies that substantially contribute to genocide or crimes against humanity.2Contact UsContact Investors Against Genocide to arrange for a briefing on the issue and to learn more about how government officials can support genocide-free investing.3Spread the NewsMost Americans are unaware that many financial firms are making investments in companies tied to genocide. Help us spread the word on Capitol Hill and change the status quo on Wall Street.Take Action NowInvestors Against Genocide is...a citizen-led initiative, dedicated to convincing mutual funds and other investment firms to make an ongoing commitment to genocide-free investing. Investors Against Genocide works with individuals, financial firms, pension and endowment managers and government officials to encourage investment firms to change their investing strategy to avoid investments in companies that substantially contribute to genocide or crimes against humanity. Draw the line at genocideAboutGenocide-free InvestingAbout UsCampaignsFidelityFranklin TempletonJPMorgan ChaseVanguardSuccessesAmerican FundsTIAA-CREFT. Rowe PriceTake ActionFor IndividualsFor Financial FirmsFor Pension FundsFor GovernmentSpread the wordSign up for email list
Contact UsLegal NoticesDonateSudan Photography courtesy of Mia FarrowWeb Design by Hifinit

 Take ActionIndividualFinancial FirmPension FundGovernment OfficialAboutAbout UsGenocide-free InvestingResourcesCampaignsJPMorgan ChaseFidelityVanguardFranklin TempletonSuccessesTIAA-CREFAmerican FundsT.Rowe PriceNewsContactIndividual InvestorFinancial FirmI manage aPension FundGovernment OfficialAre your investments tied to genocide?Few of us want our personal savings connected to genocide. Even so, financial firms like JPMorgan Chase, Fidelity, Vanguard and many others invest their customers’ money in companies that help fund the ongoing genocide in Sudan.While ethical investing may mean different things to different people, don’t you agree that financial firms should draw the line at helping to support genocide?Help us change the status quo on Wall Street. Together we can end investments in genocide.500,000under attack now in SudanNearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government’s ongoing military assaults.2,500,000killed by Khartoum regimeOngoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Millions more have been displaced and currently live in deplorable and insecure conditions.$9 billionis invested in oil companies that help fund genocideAmerican financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments.88%of Americans want to be genocide-freeEighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide.Want to help?1Vote Your ProxyIn April and May, shareholders at JPMorgan Chase will have the opportunity to vote their proxies in support of genocide-free investing. Please tell JPMorgan to draw the line at genocide.2Send a MessageSign the petition telling Jamie Dimon, the head of JPMorgan Chase, that you want the company to adopt a genocide-free investing policy to avoid investments like PetroChina.3Spread the NewsMost people are unaware that many financial firms are making investments in companies tied to genocide. Help us spread the word and change the status quo on Wall Street.Take Action NowDoes your firm invest in companies with ties to genocide?Research shows that the vast majority of Americans want their investments to be genocide-free. Even so, financial firms like JPMorgan Chase, Fidelity, Vanguard and many others continue to invest their customers’ money in companies that help fund the ongoing genocide in Sudan.However, some mainstream financial firms are helping change the status quo on Wall Street. T. Rowe Price, American Funds and TIAA-CREF have all taken steps to align themselves with the values of their customers by avoiding investments with ties to genocide.While ethical investing may mean different things to different people, don’t you agree that financial firms should draw the line at helping to support genocide?500,000under attack now in SudanNearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government’s ongoing military assaults.2,500,000killed by Khartoum regimeOngoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Millions more have been displaced and currently live in deplorable and insecure conditions.$9 billionis invested in oil companies that help fund genocideAmerican financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments.88%of Americans want to be genocide-freeEighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide.Want to help?1Move your MoneySell all shares of the small number of oil companies currently helping to fund the genocide in Sudan.2Announce a GFI PolicyDevelop and implement a public genocide-free investing policy that will guide investment decisions and enable your firm to avoid investments with ties to genocide.3Spread the NewsIn April and May, shareholders at JPMorgan Chase will have the opportunity to vote their proxies on this important issue. Vote your proxy in support of genocide-free investing.Take Action NowShould institutional investors support investments tied to genocide?Research shows that the vast majority of Americans want their investments to be genocide-free. Even so, financial firms like JPMorgan Chase, Fidelity, Vanguard and many others invest their customers’ money in companies that help fund the ongoing genocide in Sudan.A growing number of institutional investors, from asset managers to pension funds, are changing the status quo on Wall Street by aligning themselves with the values of their participants.The Unitarian Universalist Association, AFSCME Employees Pension Plan, and many states, including California, Texas, and New York have taken steps to avoid supporting investments with ties to genocide such as divesting, changing service providers, and voting their proxies in support of genocide-free investing.Will your institution be among those who help change the status quo? Will you draw the line at genocide?2,500,000killed by Khartoum regimeOngoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Today, nearly half a million people in the South Kordofan and Blue Nile regions of Sudan face relentless attacks and millions of Darfuris remain displaced.$9 billionis invested in oil companies that help fund genocideAmerican financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan’s campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments.30 Stateshave divested from SudanThirty states plus the District of Columbia and 61 colleges and universities have divested from companies helping to fund the genocide in Sudan. Barack Obama and John McCain also divested during the 2008 presidential campaign.88%of Americans want to be genocide-freeEighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide.Want to help?1Vote Your ProxyIn April and May, shareholders at JPMorgan Chase will have the opportunity to vote their proxies in support of genocide-free investing. Please tell JPMorgan to draw the line at genocide.2Move Your MoneyTell your service provider that you want to avoid ties to genocide. If they aren’t responsive, consider moving your money to a different service provider that supports genocide-free investing.3Support LegislationSupport efforts to pass legislation that will increase transparency and disclosure by financial firms regarding investments in companies that substantially contribute to genocide or crimes against humanity.Take Action NowShould Americans be able to make informed choices regarding investments with ties to genocide?Although U.S. sanctions prevent U.S. companies from operating in Sudan’s oil industry, American financial institutions have been major investors in foreign oil companies that help the repressive government of Sudan fund its campaign of genocide and crimes against humanity against its own people.Research shows that the vast majority of Americans want their investments to be genocide-free.Individual investors deserve disclosure and transparency from their financial firms to clearly provide material facts that they need to make informed choices. Support legislation to empower investors to be able to uphold their values and choose to avoid connections to genocide and crimes against humanity.500,000under attack now in SudanNearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government’s ongoing military assaults.2,500,000killed by Khartoum regimeOngoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Today, nearly half a million people in the South Kordofan and Blue Nile regions of Sudan face relentless attacks and millions of Darfuris remain displaced.$9 billionis invested in oil companies that help fund genocideAmerican financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments.88%of Americans want to be genocide-freeEighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide.Want to help?1Support LegislationSupport efforts to pass legislation that will increase transparency and disclosure by financial firms regarding investments in companies that substantially contribute to genocide or crimes against humanity.2Contact UsContact Investors Against Genocide to arrange for a briefing on the issue and to learn more about how government officials can support genocide-free investing.3Spread the NewsMost Americans are unaware that many financial firms are making investments in companies tied to genocide. Help us spread the word on Capitol Hill and change the status quo on Wall Street.Take Action NowInvestors Against Genocide is...a citizen-led initiative, dedicated to convincing mutual funds and other investment firms to make an ongoing commitment to genocide-free investing. Investors Against Genocide works with individuals, financial firms, pension and endowment managers and government officials to encourage investment firms to change their investing strategy to avoid investments in companies that substantially contribute to genocide or crimes against humanity. Draw the line at genocideAboutGenocide-free InvestingAbout UsCampaignsFidelityFranklin TempletonJPMorgan ChaseVanguardSuccessesAmerican FundsTIAA-CREFT. Rowe PriceTake ActionFor IndividualsFor Financial FirmsFor Pension FundsFor GovernmentSpread the wordSign up for email list Contact UsLegal NoticesDonateSudan Photography courtesy of Mia FarrowWeb Design by Hifinit

 Take ActionIndividualFinancial FirmPension FundGovernment OfficialAboutAbout UsGenocide-free InvestingResourcesCampaignsJPMorgan ChaseFidelityVanguardFranklin TempletonSuccessesTIAA-CREFAmerican FundsT.Rowe PriceNewsContactIndividual InvestorFinancial FirmPension FundI am aGovernment OfficialAre your investments tied to genocide?Few of us want our personal savings connected to genocide. Even so, financial firms like JPMorgan Chase, Fidelity, Vanguard and many others invest their customers’ money in companies that help fund the ongoing genocide in Sudan.While ethical investing may mean different things to different people, don’t you agree that financial firms should draw the line at helping to support genocide?Help us change the status quo on Wall Street. Together we can end investments in genocide.500,000under attack now in SudanNearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government’s ongoing military assaults.2,500,000killed by Khartoum regimeOngoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Millions more have been displaced and currently live in deplorable and insecure conditions.$9 billionis invested in oil companies that help fund genocideAmerican financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments.88%of Americans want to be genocide-freeEighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide.Want to help?1Vote Your ProxyIn April and May, shareholders at JPMorgan Chase will have the opportunity to vote their proxies in support of genocide-free investing. Please tell JPMorgan to draw the line at genocide.2Send a MessageSign the petition telling Jamie Dimon, the head of JPMorgan Chase, that you want the company to adopt a genocide-free investing policy to avoid investments like PetroChina.3Spread the NewsMost people are unaware that many financial firms are making investments in companies tied to genocide. Help us spread the word and change the status quo on Wall Street.Take Action NowDoes your firm invest in companies with ties to genocide?Research shows that the vast majority of Americans want their investments to be genocide-free. Even so, financial firms like JPMorgan Chase, Fidelity, Vanguard and many others continue to invest their customers’ money in companies that help fund the ongoing genocide in Sudan.However, some mainstream financial firms are helping change the status quo on Wall Street. T. Rowe Price, American Funds and TIAA-CREF have all taken steps to align themselves with the values of their customers by avoiding investments with ties to genocide.While ethical investing may mean different things to different people, don’t you agree that financial firms should draw the line at helping to support genocide?500,000under attack now in SudanNearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government’s ongoing military assaults.2,500,000killed by Khartoum regimeOngoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Millions more have been displaced and currently live in deplorable and insecure conditions.$9 billionis invested in oil companies that help fund genocideAmerican financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments.88%of Americans want to be genocide-freeEighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide.Want to help?1Move your MoneySell all shares of the small number of oil companies currently helping to fund the genocide in Sudan.2Announce a GFI PolicyDevelop and implement a public genocide-free investing policy that will guide investment decisions and enable your firm to avoid investments with ties to genocide.3Spread the NewsIn April and May, shareholders at JPMorgan Chase will have the opportunity to vote their proxies on this important issue. Vote your proxy in support of genocide-free investing.Take Action NowShould institutional investors support investments tied to genocide?Research shows that the vast majority of Americans want their investments to be genocide-free. Even so, financial firms like JPMorgan Chase, Fidelity, Vanguard and many others invest their customers’ money in companies that help fund the ongoing genocide in Sudan.A growing number of institutional investors, from asset managers to pension funds, are changing the status quo on Wall Street by aligning themselves with the values of their participants.The Unitarian Universalist Association, AFSCME Employees Pension Plan, and many states, including California, Texas, and New York have taken steps to avoid supporting investments with ties to genocide such as divesting, changing service providers, and voting their proxies in support of genocide-free investing.Will your institution be among those who help change the status quo? Will you draw the line at genocide?2,500,000killed by Khartoum regimeOngoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Today, nearly half a million people in the South Kordofan and Blue Nile regions of Sudan face relentless attacks and millions of Darfuris remain displaced.$9 billionis invested in oil companies that help fund genocideAmerican financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan’s campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments.30 Stateshave divested from SudanThirty states plus the District of Columbia and 61 colleges and universities have divested from companies helping to fund the genocide in Sudan. Barack Obama and John McCain also divested during the 2008 presidential campaign.88%of Americans want to be genocide-freeEighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide.Want to help?1Vote Your ProxyIn April and May, shareholders at JPMorgan Chase will have the opportunity to vote their proxies in support of genocide-free investing. Please tell JPMorgan to draw the line at genocide.2Move Your MoneyTell your service provider that you want to avoid ties to genocide. If they aren’t responsive, consider moving your money to a different service provider that supports genocide-free investing.3Support LegislationSupport efforts to pass legislation that will increase transparency and disclosure by financial firms regarding investments in companies that substantially contribute to genocide or crimes against humanity.Take Action NowShould Americans be able to make informed choices regarding investments with ties to genocide?Although U.S. sanctions prevent U.S. companies from operating in Sudan’s oil industry, American financial institutions have been major investors in foreign oil companies that help the repressive government of Sudan fund its campaign of genocide and crimes against humanity against its own people.Research shows that the vast majority of Americans want their investments to be genocide-free.Individual investors deserve disclosure and transparency from their financial firms to clearly provide material facts that they need to make informed choices. Support legislation to empower investors to be able to uphold their values and choose to avoid connections to genocide and crimes against humanity.500,000under attack now in SudanNearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government’s ongoing military assaults.2,500,000killed by Khartoum regimeOngoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Today, nearly half a million people in the South Kordofan and Blue Nile regions of Sudan face relentless attacks and millions of Darfuris remain displaced.$9 billionis invested in oil companies that help fund genocideAmerican financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments.88%of Americans want to be genocide-freeEighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide.Want to help?1Support LegislationSupport efforts to pass legislation that will increase transparency and disclosure by financial firms regarding investments in companies that substantially contribute to genocide or crimes against humanity.2Contact UsContact Investors Against Genocide to arrange for a briefing on the issue and to learn more about how government officials can support genocide-free investing.3Spread the NewsMost Americans are unaware that many financial firms are making investments in companies tied to genocide. Help us spread the word on Capitol Hill and change the status quo on Wall Street.Take Action NowInvestors Against Genocide is...a citizen-led initiative, dedicated to convincing mutual funds and other investment firms to make an ongoing commitment to genocide-free investing. Investors Against Genocide works with individuals, financial firms, pension and endowment managers and government officials to encourage investment firms to change their investing strategy to avoid investments in companies that substantially contribute to genocide or crimes against humanity. Draw the line at genocide AboutGenocide-free InvestingAbout UsCampaignsFidelityFranklin TempletonJPMorgan ChaseVanguardSuccessesAmerican FundsTIAA-CREFT. Rowe PriceTake ActionFor IndividualsFor Financial FirmsFor Pension FundsFor GovernmentSpread the wordSign up for email list Contact UsLegal NoticesDonateSudan Photography courtesy of Mia FarrowWeb Design by Hifinit

Investors / Against Genocide

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Take Action: Individual

If you agree that financial firms should draw the line at helping to support genocide, there are many ways that you can help to change the status quo on Wall Street.

Actions for Individuals

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Join our email list to keep abreast of ways to get involved.

Take Action

Send a Message

Tell Jamie Dimon, the head of JPMorgan Chase, that you want the company to adopt a genocide-free investing policy to avoid investments like PetroChina.

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More Actions For Individual Investors

1

Vote Your Proxy

If you own shares of JPMorgan Chase, you have an opportunity to vote in favor of genocide-free investing. Ballots will be mailed to all shareholders in early April. Contact us with any questions about the proxy voting process. Read more ...

2

Move Your Money

If you are a customer of Fidelity, Vanguard, JPMorgan Chase or Franklin Templeton, consider moving your investments to a firm that is taking steps to be genocide-free. TIAA-CREF, T. Rowe Price, American Funds, and socially responsible investment firms are all good genocide-free candidates to consider. If you do move your money, be sure to tell your former firm that you did it to avoid ties to genocide.

3

Submit Shareholder Proposal

If you own at least $2000 worth of shares in a mutual fund or financial firm, and have held that amount or more for at least a year, you qualify to submit a shareholder proposal. We are seeking volunteers to submit our genocide-free investing proposal that asks mutual funds and financial firms to stop investing in genocide. We make the process easy and will do most of the work. Please contact us to discuss becoming a volunteer.

The key section of the genocide-free investing shareholder proposal states, "Shareholders request that the Board institute transparent procedures to avoid holding investments in companies that, in management's judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights."

Draw the line at genocide

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 Skip to contentTake Action Individual Financial Firm Pension Fund Government Official About About Us Genocide-free Investing Resources Campaigns JPMorgan Chase Fidelity Vanguard Franklin Templeton Successes TIAA-CREF American Funds T.Rowe Price News Contact Take Action: Financial FirmTake the following steps to become genocide-free to better align your firm with the values of your customers.Actions For Financial Firms1DivestSince the government-sponsored genocide in Sudan continues, we advocate for investment firms to avoid or divest holdings of the four foreign oil companies that are the largest business partners with the government of Sudan. These four companies are PetroChina/CNPC, China Petroleum & Chemical Corporation/Sinopec, ONGC and Petronas.2Announce a GFI PolicyDevelop and implement a public genocide-free investing policy that will guide investment decisions and enable your firm to avoid investments with ties to genocide, now and in the future.The policy should be in line with the genocide-free investing shareholder proposal which states, “Shareholders request that the Board institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.”3Vote Your ProxyIf your firm owns shares of JPMorgan Chase, you have an opportunity to vote in favor of genocide-free investing.  For a detailed analysis of the proposal, download our paper, 2012 Proxy Vote on Genocide-free investing at JPMorgan Chase. Please also contact us for a private discussion of the merits of the proposal. Read more … Draw the line at genocideAboutGenocide-free Investing About Us CampaignsFidelity Franklin Templeton JPMorgan Chase Vanguard SuccessesAmerican Funds TIAA-CREF T. Rowe Price Take ActionFor Individuals For Financial Firms For Pension Funds For Government Spread the wordSign up for email list Contact Us Legal Notices Donate Sudan Photography courtesy of Mia FarrowWeb Design by Hifinit

 Skip to contentTake Action Individual Financial Firm Pension Fund Government Official About About Us Genocide-free Investing Resources Campaigns JPMorgan Chase Fidelity Vanguard Franklin Templeton Successes TIAA-CREF American Funds T.Rowe Price News Contact Take Action: Pension FundIf your institution holds shares of JPMorgan Chase, you have an opportunity to vote in favor of genocide-free investing.  For a detailed analysis of the proposal, download our paper, 2012 Proxy Vote on Genocide-free investing at JPMorgan Chase. Please also contact us for a private discussion of the merits of the proposal.Actions For Pension Funds1Vote Your ProxyIf your institution holds shares of JPMorgan Chase, you have an opportunity to vote in favor of genocide-free investing.  For a detailed analysis of the proposal, download our paper, 2012 Proxy Vote on Genocide-free investing at JPMorgan Chase. Please also contact us for a private discussion of the merits of the proposal. Read more …2Move Your MoneyContact your pension plan administrator to request genocide-free investment options. Ask the plan administrator to avoid offering Sudan-related stocks and mutual funds and to offer genocide-free options. If they aren’t responsive, consider moving your money to a different service provider that supports genocide-free investing.3Support LegislationSupport efforts to pass legislation that will increase transparency and disclosure by financial firms regarding investments in companies that substantially contribute to genocide or crimes against humanity.4Add your institution to the sign-on list for this supporting statement:We support efforts to pass legislation that will increase transparency and disclosure by financial firms regarding investments in companies that substantially contribute to genocide or crimes against humanity. We hope legislation will empower the vast majority of Americans, who do not want their hard-earned savings connected to egregious human rights abuses, to make informed decisions and to avoid such connections should they choose to do so.To sign-on, send an email to signon@investorsagainstgenocide.org with your group’s name, signer’s name and title, city and state. Draw the line at genocideAboutGenocide-free Investing About Us CampaignsFidelity Franklin Templeton JPMorgan Chase Vanguard SuccessesAmerican Funds TIAA-CREF T. Rowe Price Take ActionFor Individuals For Financial Firms For Pension Funds For Government Spread the wordSign up for email list Contact Us Legal Notices Donate Sudan Photography courtesy of Mia FarrowWeb Design by Hifinit

Investors Against Genocide
Take Action About Campaigns Successes News Contact

Take Action: Government Official

Actions For Government Officials

1

Support Legislation

Support efforts to create and pass legislation that will increase transparency and disclosure by financial firms regarding investments in companies that substantially contribute to genocide or crimes against humanity.

Read expert testimony from the hearing of the House Financial Services Subcommittee on International Monetary Policy and Trade on *Investments Tied to Genocide: Sudan Divestment and Beyond*. Contact Investors Against Genocide for the current status of the legislation and how to co-sponsor.

2

Contact us

Contact Investors Against Genocide to arrange for a briefing on the issue and to learn more about how government officials can support genocide-free investing.

3

Spread the News

Most Americans and many government officials are unaware that U.S. financial firms are making investments in companies tied to genocide. Help us spread the word on Capitol Hill and change the status quo on Wall Street

Draw the line at genocide

Investors Against Genocide

About
Genocide-free Investing
About Us

Campaigns
Fidelity
Franklin Templeton
JPMorgan Chase
Vanguard

Successes
American Funds
TIAA-CREF
T.Rowe Price

Take Action
For Individuals
For Financial Firms
For Pension Funds
For Government

Spread the word
Sign up for email list

Contact Us
Legal Notices
Donate

Sudan Photography courtesy of Mia Farrow
Web Design by Hifinit

Investors Against Genocide
Take Action | About | Campaigns | Successes | News | Contact

Our Mission

Investors Against Genocide is a citizen-led initiative, dedicated to convincing mutual funds and other investment firms to make an ongoing commitment to genocide-free investing.

Investors Against Genocide works with individuals, financial firms, pension and endowment managers and government officials to encourage investment firms to change their investing strategy to avoid investments in companies that substantially contribute to genocide or crimes against humanity.

Since the government-sponsored genocide in Sudan continues, we advocate for investment firms to avoid or divest holdings of the four foreign oil companies that are the largest business partners with the government of Sudan. These four companies are PetroChina/CNPC, China Petroleum & Chemical Corporation/Sinopec, ONGC and Petronas. Looking forward, we advocate for investment firms to make an ongoing commitment to genocide-free investing policies that would apply to future genocides or crimes against humanity.

Our goal is to make the U.S. financial investment industry more responsive to the American public's interest in not having their savings connected to the most egregious violations of human rights.

Our Team

Investors Against Genocide is staffed entirely by volunteers. Key members include:



Eric Cohen

is a co-founder and the Chairperson of Investors Against Genocide. He also is a Director of the Massachusetts Coalition to Save Darfur and serves as its President.

Mr. Cohen retired from a 30+ year career in information technology, where he served in a variety of roles at the corporate vice president level. Mr. Cohen has been working full-time, on a volunteer basis, with IAG and other Sudan-related work.



Susan Morgan

is a co-founder and the Director of Communications for Investors Against Genocide. She is also Executive Director of Pax Communications, a consulting firm dedicated to working with non-profit organizations to increase the media spotlight on their initiatives and related human rights issues.

Ms. Morgan has a Masters degree in Mass Communications from Boston University and spent over 25 years in various marketing communications and public relations positions at consumer products companies before devoting herself to the human rights arena.



William Rosenfeld

is a co-founder and the Director of Strategic Initiatives for Investors Against Genocide. He also is a Director of the Massachusetts Coalition to Save Darfur and serves as its Treasurer.

Mr. Rosenfeld has over 30 years of Information Technology and management experience. In addition to his extensive Darfur-related activities, on a volunteer basis, he is currently a self-employed information technology consultant.



Mary Haskell

is an Outreach Associate for Investors Against Genocide. In this capacity, Ms. Haskell supports volunteers submitting proposals by providing expert personalized advice and assistance for every step in the process.

A retired family law attorney, Ms. Haskell is also a member of the Steering Committee for the Massachusetts Coalition to Save Darfur. Before becoming involved in Darfur-related activism, she volunteered for four decades as an advocate for fair and affordable housing.



Shana Rapoport

is the Director of Special Projects for Investors Against Genocide.

Ms. Rapoport holds a Masters degree in Biology and is currently an Environmental Scientist with the Los Angeles Regional Water Quality Control Board. In addition to her contributions to Investors Against Genocide, she does observational data collection and analytical analysis for the Los Angeles Dolphin Project.

* Investors Against Genocide is grateful for pro bono legal counsel from Cooley Godward Kronish LLP and Wackwitz & Associates LLC.

Draw the line at genocide
Investors Against Genocide

About
Genocide-free Investing
About Us

Campaigns
Fidelity
Franklin Templeton
JPMorgan Chase
Vanguard

Successes
American Funds
TIAA-CREF
T. Rowe Price

Take Action
For Individuals
For Financial Firms
For Pension Funds
For Government

Spread the word
Sign up for email list
Contact Us
Legal Notices
Donate

Sudan Photography courtesy of Mia Farrow
Web Design by Hilinit

Skip to contentTake Action Individual Financial Firm Pension Fund Government Official About About Us Genocide-free Investing Resources Campaigns JPMorgan Chase Fidelity Vanguard Franklin Templeton Successes TIAA-CREF American Funds T.Rowe Price News Contact Genocide-free InvestingDespite the extensive publicity from the many years of the ongoing government sponsored genocide and crimes against humanity in Sudan, millions of people are unknowingly and inadvertently investing in the companies that are funding these extreme human rights abuses. Few ordinary investors  realize that when they entrust their personal savings to mutual fund companies and other investment firms, those firms often invest their savings in a small number of foreign oil companies that help to fund this genocide in Sudan.Once they become aware, the vast majority of Americans are strongly opposed to being financially connected to genocide. Studies done in 2010 and 2007 by KRC Research highlight the very strong support by the American public for genocide-free investing.84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide. 88% would like their mutual funds to be genocide-free. 95% of those earning $50,000 or more would like their mutual funds to be genocide-free.the 2008 presidential campaign. 82% say they would advise friends, family and co-workers against buying products or services, or investing in American companies that invest in a foreign company that directly or indirectly provides revenue to a government that perpetrates genocide. Why We Need to Change the Status QuoMost Americans are not aware that their investments may have ties to genocide. While a minority of individual investors might choose to knowingly invest in such companies, the majority of investors should not have that choice made for them by their investment firms without their knowledge and against their preferences.Presently, even the most motivated and enlightened investors face multiple challenges when attempting to avoid investments tied to genocide. Few people research the details of their mutual funds or other investments; they simply trust their investment company to make sound choices on their behalf. Individual investors who do attempt this research discover that it is a daunting task to determine which companies have ties to genocide, so that they can avoid those companies. Further complicating the task are the facts that even “recent” reports of a company or fund’s portfolio holdings are likely to be months out of date and individuals have no assurance that their mutual fund managers will not invest in the problem companies in the future. In the case of 401k investments, individuals are limited by the number of funds offered in their 401k plan and may have no good options. When available, investors might choose Socially Responsible Investment (SRI) funds, but these are not offered by many 401k plans and may be more limited in the diversity of their offerings. Lastly, investors who would like to choose low-priced index funds are severely limited, since the international and emerging markets indices often include even the worst offending companies.Only if management makes a commitment to genocide-free investing and implements supporting procedures can investors be confident that they are not inadvertently complicit in supporting genocide and crimes against humanity.Financial institutions, by instituting a simple investment policy, would exert their considerable influence to encourage companies to demonstrate good records regarding the most severe human rights problems. Draw the line at genocide AboutGenocide-free Investing About Us CampaignsFidelity Franklin Templeton JPMorgan Chase Vanguard SuccessesAmerican Funds TIAA-CREF T. Rowe Price Take ActionFor Individuals For Financial Firms For Pension Funds For Government Spread the wordSign up for email list Contact Us Legal Notices Donate Sudan Photography courtesy of Mia FarrowWeb Design by Hifinit

 Skip to contentTake Action Individual Financial Firm Pension Fund Government Official About About Us Genocide-free Investing Resources Campaigns JPMorgan Chase Fidelity Vanguard Franklin Templeton Successes TIAA-CREF American Funds T.Rowe Price News Contact ResourcesWhitepapers and researchGenocide-free Investing: New Opportunities for Investors, August 4, 2010 KRC research results 2010 KRC research results 2007 PetroChina, CNPC, and Sudan: Perpetuating Genocide, April 15, 2007 The Detrimental Presence of PetroChina/CNPC in Sudan, July 26, 2007 Who has divested from SudanStates – 30 as of July 11, 2010 Colleges and universities – 61 as of April 25, 2008 Other notable divestment announcements Genocide-free investing shareholder proposalsPending shareholder proposals for genocide-free investing Voting results for genocide-free investing shareholder proposals Draw the line at genocideAboutGenocide-free Investing About Us CampaignsFidelity Franklin Templeton JPMorgan Chase Vanguard SuccessesAmerican Funds TIAA-CREF T. Rowe Price Take ActionFor Individuals For Financial Firms For Pension Funds For Government Spread the wordSign up for email list Contact Us Legal Notices Donate Sudan Photography courtesy of Mia FarrowWeb Design by Hifinit

 Skip to contentTake Action Individual Financial Firm Pension Fund Government Official About About Us Genocide-free Investing Resources Campaigns JPMorgan Chase Fidelity Vanguard Franklin Templeton Successes TIAA-CREF American Funds T.Rowe Price News Contact JPMorgan ChaseMany financial institutions invest in a handful of foreign oil companies, such as PetroChina, which help to fund the government of Sudan’s deadly campaign of violence against millions of its citizens. With a billion-dollar stake, JPMorgan is one of PetroChina’s largest investors.JPMorgan’s current policies are not addressing their investments tied to genocide. Despite having adopted a variety of policies addressing social concerns and being a signatory to the UN Principles for Responsible Investment, JPMorgan actually increased its holdings in PetroChina, in 2011.Has a genocide-free investing policy Divested from PetroChina Voted for GFI shareholder proposal Support this Campaign1Vote Your ProxyIn April and May, shareholders at JPMorgan Chase will have the opportunity to vote their proxies in support of genocide-free investing. Please tell JPMorgan to draw the line at genocide. Read more …2 Send a MessageSign the petition telling Jamie Dimon, the head of JPMorgan Chase, that you want the company to adopt a genocide-free investing policy to avoid investments like PetroChina.3 Spread the NewsMost people are unaware that many financial firms are making investments in companies tied to genocide. Help us spread the word and change the status quo on Wall Street.In the News Genocide-Free Investing Proposal Wins Support at JPMorganSocial Funds May 18th, 2011 JP Morgan Shareholders Will See Human Rights Proxy BallotInstitutional Investor March 31st, 2011 Are U.S. Investments in Sudan funding genocide?Institutional Investor January 11th, 2011 Blood Money on Wall StreetWall Street Journal July 9th, 2009 Draw the line at genocideAboutGenocide-free Investing About Us CampaignsFidelity Franklin Templeton JPMorgan Chase Vanguard SuccessesAmerican Funds TIAA-CREF T. Rowe Price Take ActionFor Individuals For Financial Firms For Pension Funds For Government Spread the wordSign up for email list Contact Us Legal Notices Donate Sudan Photography courtesy of Mia FarrowWeb Design by Hifinit

 Skip to content Take Action Individual Financial Firm Pension Fund Government Official About About Us Genocide-free Investing Resources Campaigns JPMorgan Chase Fidelity Vanguard Franklin Templeton Successes TIAA-CREF American Funds T.Rowe Price News Contact JPMorgan Chase proxy vote in 2012Genocide-free investing will be on the proxy ballot for JPMorgan Chase at the annual meeting on May 15, 2012.If you or your institution holds shares of JPMorgan Chase (NYSE: JPM), you have an opportunity to vote in favor of genocide-free investing.Download 2012 Proxy Vote on Genocide-free Investing at JPMorgan Chase for a detailed analysis of the proposal.  [Available as a download from this webpage beginning  March 21, 2012.] Contact us for a private discussion of the merits of the proposal. The proposal states:Shareholders request that the Board institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights, and to assist customers in avoiding the inadvertent inclusion of investments in such companies in their portfolios. These procedures may include time-limited engagement if management believes it can change the behavior of problem companies. Draw the line at genocide AboutGenocide-free Investing About Us CampaignsFidelity Franklin Templeton JPMorgan Chase Vanguard SuccessesAmerican Funds TIAA-CREF T. Rowe Price Take ActionFor Individuals For Financial Firms For Pension Funds For Government Spread the wordSign up for email list Contact Us Legal Notices Donate Sudan Photography courtesy of Mia FarrowWeb Design by Hifinit

Annex 4

Change.orgStart a Petition Browse Petitions Top of FormBottom of FormLogin or Sign Up Login to Change.orgUse Facebook to connect with friends and mobilize your social network. Login with Facebook Enter your email address and Change.org password Top of Form Bottom of FormForgot your password? Send yourself a password reset message and then check your inbox.Top of FormBottom of FormOr, log in with your Change.org accountOr, log in with FacebookOR Create an AccountTop of FormBy creating an account, I agree to Change.org's terms of service Signing up as an organization?Click here to sign up as an admin for your organization’s profile.Bottom of FormJPMorgan Chase: Stop Investing in Companies that Help Support GenocideSIGN THIS PETITION Top of FormBottom of FormThanks for signing! Get more signatures on this petition:Add this widget to your website or blog. Customize your petition widget below:Top of FormBottom of FormGrab the embed code and paste it into your blog or websiteAction Widget Preview I'd rather share with my email contacts, share on Facebook or on Twitter Help / Feedback • Press InquiriesSignatures14 out of 1,000 PetitioningChairman and CEO, JPMorgan Chase (+ 3 others) Petitioningclose Chairman and CEO, JPMorgan Chase (Jamie Dimon) Chase media contact (Kristin Lemkau) JPMorgan media contact (Darin Oduyoye) Office of Corporate Responsibility (Peter Scher) Created ByInvestors Against Genocide About this Petition Petition Letter Petition Updates Why This Is ImportantOn May 15, shareholders at JPMorgan Chase will vote on whether or not the company should make an effort to avoid investments in companies that substantially contribute to genocide or crimes against humanity.The choice seems obvious. But JPMorgan Chase (JPM) opposes the proposal and tells shareholders that they should vote against it. JPM says it already factors human rights issues into its decision-making, even though it owns about 5% of the outstanding shares of PetroChina, worth $1.5 billion. PetroChina, through its closely related parent, China National Petroleum Company, is internationally recognized as Sudan’s largest partner in its oil industry which provides the funds used by the government to commit genocide.You can help influence JPMorgan Chase on this important issue. Are you a JPMorgan customer? Do you have a Chase credit card or bank account? If not, you are still a potential customer. Your opinion matters to JPMorgan Chase.Research has shown that Americans are overwhelmingly opposed to having their savings tied to genocide. Your voice matters.Please sign the petition telling Jamie Dimon, the head of JPM, that the public wants the company to adopt a genocide-free investing policy.Why People Are SigningEric Cohen (Investors Against Genocide) 9 days ago0 people like this reason It's time for JPMorgan Chase to draw the line at genocide.Recent SignaturesRob Thomas (Longmeadow, MA) 2 days agoGillian Emmons (Lexington, MA) 3 days agoJulie Jenanyan (St. Helena, CA) 3 days agoAlan Haggard (San Diego, CA) 5 days agoMarjorie Moidel (Coconut Creek, FL) 5 days agoSonja Pusnik (Slovenska Bistrica, Slovenia) 6 days agooets emmons (palo alto, CA) 8 days agoMiranda Cohen (Lexington, MA) 8 days agoWilliam Rosenfeld (Lexington, MA) 8 days agoSusan Morgan (Sausalito, CA) 9 days agoand 4 more…Stop Investing in Companies that Help Support GenocideTo the Chairman and CEO of JPMorgan Chase, Mr. Jamie Dimon:As a credit card and banking customer, I ask that JPMorgan Chase adopt a genocide-free investing policy. You’ve said, “JPMorgan Chase’s support for the protection and preservation of human rights reflects our core values” and that JPMorgan Chase is “dedicated to exemplifying good corporate citizenship through our commitment to respecting human rights and through our broader commitment to corporate responsibility generally.” We support your statements, which is why we ask JPMorgan Chase to adopt the genocide-free investing policy called for in the proxy ballot for the 2012 annual meeting. Currently, JPMorgan Chase is opposing the proposal, implying that it is important to the company to maintain its flexibility to invest in companies connected to genocide. Research has shown that 88% of Americans do not want any financial ties to companies, such as PetroChina, that help to support genocide. Since that overwhelming support for genocide-free investing may not be reflected in proxy voting by your institutional shareholders, I am writing to you directly. Please be aware that your action in this matter will influence my opinion of your firm and my decisions regarding doing business with JPMorgan Chase.[Your name] About & ToolsPetitions Victories Tips & Guides Petition Tool Paid Services Blog Widget Add an Organization Who We Are Our Team Help / Feedback Contact Us Legal Inquiries Press Inquiries We're Hiring!   Top CausesAnimals Criminal Justice Economic Justice Education Environment Gay Rights Health Human Rights Human Trafficking Immigrant Rights Sustainable Food Women's Rights   Change.orgChange.org is a social action platform that empowers anyone, anywhere to start, join, and win campaigns for social change. Millions of people sign petitions on Change.org each month on thousands of issues, winning campaigns every day to advance change locally and globally.© 2012, Change.org Inc. All Rights Reserved.

Morgan Chase: Stop Investing in Companies that Help Support GenocideSIGN THIS PETITION Top of FormSignatures14 out of 1,000 PetitioningChairman and CEO, JPMorgan Chase (+ 3 others) Petitioningclose Chairman and CEO, JPMorgan Chase (Jamie Dimon) Chase media contact (Kristin Lemkau) JPMorgan media contact (Darin Oduyoye) Office of Corporate Responsibility (Peter Scher) Created ByInvestors Against Genocide About this Petition Petition Letter Petition Updates Why This Is ImportantOn May 15, shareholders at JPMorgan Chase will vote on whether or not the company should make an effort to avoid investments in companies that substantially contribute to genocide or crimes against humanity.The choice seems obvious. But JPMorgan Chase (JPM) opposes the proposal and tells shareholders that they should vote against it. JPM says it already factors human rights issues into its decision-making, even though it owns about 5% of the outstanding shares of PetroChina, worth $1.5 billion. PetroChina, through its closely related parent, China National Petroleum Company, is internationally recognized as Sudan’s largest partner in its oil industry which provides the funds used by the government to commit genocide.You can help influence JPMorgan Chase on this important issue. Are you a JPMorgan customer? Do you have a Chase credit card or bank account? If not, you are still a potential customer. Your opinion matters to JPMorgan Chase.Research has shown that Americans are overwhelmingly opposed to having their savings tied to genocide. Your voice matters.Please sign the petition telling Jamie Dimon, the head of JPM, that the public wants the company to adopt a genocide-free investing policy.Why People Are SigningEric Cohen (Investors Against Genocide) 9 days ago0 people like this reason It's time for JPMorgan Chase to draw the line at genocide.Recent SignaturesRob Thomas (Longmeadow, MA) 2 days agoGillian Emmons (Lexington, MA) 3 days agoJulie Jenanyan (St. Helena, CA) 3 days agoAlan Haggard (San Diego, CA) 5 days agoMarjorie Moidel (Coconut Creek, FL) 5 days agoSonja Pusnik (Slovenska Bistrica, Slovenia) 6 days agooets emmons (palo alto, CA) 8 days agoMiranda Cohen (Lexington, MA) 8 days agoWilliam Rosenfeld (Lexington, MA) 8 days agoSusan Morgan (Sausalito, CA) 9 days agoand 4 more…Stop Investing in Companies that Help Support GenocideTo the Chairman and CEO of JPMorgan Chase, Mr. Jamie Dimon:As a credit card and banking customer, I ask that JPMorgan Chase adopt a genocide-free investing policy. You’ve said, “JPMorgan Chase’s support for the protection and preservation of human rights reflects our core values” and that JPMorgan Chase is “dedicated to exemplifying good corporate citizenship through our commitment to respecting human rights and through our broader commitment to corporate responsibility generally.” We support your statements, which is why we ask JPMorgan Chase to adopt the genocide-free investing policy called for in the proxy ballot for the 2012 annual meeting. Currently, JPMorgan Chase is opposing the proposal, implying that it is important to the company to maintain its flexibility to invest in companies connected to genocide. Research has shown that 88% of Americans do not want any financial ties to companies, such as PetroChina, that help to support genocide. Since that overwhelming support for genocide-free investing may not be reflected in proxy voting by your institutional shareholders, I am writing to you directly. Please be aware that your action in this matter will influence my opinion of your firm and my decisions regarding doing business with JPMorgan Chase.[Your name]◀ ▶ About & ToolsPetitions Victories Tips & Guides Petition Tool Paid Services Blog Widget Add an Organization Who We Are Our Team Help / Feedback Contact Us Legal Inquiries Press Inquiries We're Hiring!   Top CausesAnimals Criminal Justice Economic Justice Education Environment Gay Rights Health Human Rights Human Trafficking Immigrant Rights Sustainable Food Women's Rights   Change.orgChange.org is a social action platform that empowers anyone, anywhere to start, join, and win campaigns for social change. Millions of people sign petitions on Change.org each month on thousands of issues, winning campaigns every day to advance change locally and globally.© 2012, Change.org Inc. All Rights Reserved. Privacy Policy | Terms of Service | Client Policy

ABOUT MASSACHUSETTS COALITION TO SAVE DARFUR, INC.

Massachusetts Coalition to Save Darfur, Inc. is a qualified tax-exempt 501(c)(3) corporation. Investors Against Genocide is staffed by volunteers and is a project of the Massachusetts Coalition to Save Darfur Inc. The Massachusetts Coalition to Save Darfur, Inc., its officers and directors, their family members, and affiliates, taken together, own less than 3,000 shares of JPMorgan Chase & Co. (NYSE: JPM). The Massachusetts Coalition to Save Darfur, Inc. and its project, Investors Against Genocide, are supporting the proponent of the 'genocide-free investing' shareholder proposal in the 2011 JPMorgan Chase & Co. proxy statement.

IMPORTANT INFORMATION

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES FROM SHAREHOLDERS FOR USE AT THE 2011 JPMORGAN CHASE & CO. ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY PARTICIPATION. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE, ALONG WITH OTHER RELEVANT DOCUMENTS, AT NO CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE AT HTTP://WWW.SEC.GOV OR THE JPMORGAN CHASE & CO. WEBSITE AT HTTP://INVESTOR.SHAREHOLDER.COM/JPMORGANCHASE/ANNUAL.CFM.